UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2024

Eagle Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36306	20-8179278
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

50 Tice Boulevard, Suite 315 Woodcliff Lake, NJ	07677
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 326-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	EGRX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On August 1, 2024, Eagle Pharmaceuticals, Inc. (the “Company”) received a notice from The Nasdaq Stock Market LLC (“Nasdaq”) indicating that following the Company’s previously disclosed hearing before the Nasdaq Hearings Panel (the “Panel”) on July 11, 2024, the Panel has granted the Company’s request for continued listing on Nasdaq, subject to the following: (1) on or before September 30, 2024 (the “First Compliance Date”), the Company will have filed a Report on Form 10-K for the period ended December 31, 2023 (the “2023 Annual Report”), (2) on or before October 31, 2024 (the “Second Compliance Date” and, together with the First Compliance Date, the “Compliance Dates”), the Company will have filed a Report on Form 10-Q for the period ended March 31, 2024 (the “Q1 2024 Form 10-Q”) and the period ended June 30, 2024 (the “Q2 2024 Form 10-Q”), and (3) on or before the Second Compliance Date, the Company will have demonstrated compliance with all applicable continued listing requirements of Nasdaq.

As previously disclosed, on May 20, 2024, the Company received a notice from the Listing Qualifications Department of Nasdaq advising the Company that it had initiated a process to delist the Company’s securities from Nasdaq following the Company’s failure to timely file with the SEC its Form 10-Q for the quarter ended September 30, 2023 (the “Q3 2023 Form 10-Q”), its 2023 Annual Report, and its Q1 2024 Form 10-Q. The Panel granted a stay of the suspension of the Company’s securities subject to the Panel’s final determination regarding the Company’s listing status. In addition, the Company does not expect to timely complete the preparation and filing of its Q2 2024 Form 10-Q and expects to file a Form 12b-25, Notification of Late Filing, with the SEC related thereto (the Q3 2023 Form 10-Q, the 2023 Annual Report, the Q1 2024 Form 10-Q and the Q2 2024 Form 10-Q, the “Delayed Reports”).

The Company is working to prepare and file the Delayed Reports with the SEC by the applicable Compliance Dates to enable the Company to regain compliance with Nasdaq listing standards. In this regard, the Company is planning to file with the SEC a comprehensive Form 10-K, including restated financial statements for the period ended June 30, 2023, financial statements for the period ended September 30, 2023 and financial statements for the period ended December 31, 2023 by the First Compliance Date, and separate Form 10-Q filings for each of the periods ended March 31, 2024 and June 30, 2024 by the Second Compliance Date.

There can be no assurance that the Company will be able to prepare and file such reports on or before the applicable Compliance Dates or that the Company will be able to regain compliance with Nasdaq’s continued listing requirements under Nasdaq Listing Rule 5250(c)(1) or maintain compliance with the other continued listing requirements set forth in the Nasdaq Listing Rules or that the Company will be able to continue its listing on Nasdaq. The Panel reserves the right to reconsider the terms of its decision based on any event, condition or circumstance that exists or develops that would, in the opinion of the Panel, make continued listing of the Company’s securities on the Exchange inadvisable or unwarranted. In addition, the Nasdaq Listing and Hearing Review Council could determine to review the Panel’s decision within 45 calendar days after issuance of such decision, and may affirm, modify, reverse, dismiss or remand the decision to the Panel.

See the Company’s Current Reports on Form 8-K filed on May 22, 2024 and May 29, 2024, each of which is incorporated herein by reference, for further information regarding the notice from Nasdaq.

Forward-Looking Statements

This current report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, and other securities law. Forward-looking statements are statements that are not historical facts. Words and phrases such as “anticipated,” “forward,” “will,” “would,” “could,” “may,” “intend,” “remain,” “regain,” “maintain,” “potential,” “prepare,” “expected,” “believe,” “plan,” “seek,” “continue,” “estimate,” and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to, statements with respect to: the expected restatement of financial statements, the time and effort required to complete the Company’s financial statements, expectations with respect to filings with the SEC and the timing and content thereof, expectations with respect to the Company’s Nasdaq listing and matters related thereto, and the Company’s ability to regain or maintain compliance with the Nasdaq Listing Rules or continue its listing on Nasdaq. All of such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the Company’s control, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. Such risks and uncertainties include, but are not limited to: the completion of the review and preparation of the Company’s financial statements and internal control over financial reporting and disclosure controls and procedures and the timing thereof; the discovery of additional information; further delays in the Company’s financial reporting, including as a result of unanticipated factors; the Company’s ability to obtain further amendments or waivers under its credit agreement and comply with its obligations thereunder; the possibility that the Company will be unable to regain compliance with, or thereafter continue to comply with, the Nasdaq Listing Rules, or experience violations of additional Nasdaq Listing Rules; the possibility that Nasdaq may suspend and delist the Company’s securities; the possibility that the Panel could reconsider the terms of its decision and that Nasdaq Listing and Hearing Review Council could determine to review the Panel’s decision and affirm, modify, reverse, dismiss or remand the decision to the Panel; the Company’s ability to remediate material weaknesses in its internal control over financial reporting; the Company’s ability to recruit and hire a new Chief Executive Officer and new Chief Financial Officer; the ability of the Company to realize the anticipated benefits of its plan designed to improve operational efficiencies and realign its sales and marketing expenditures and the potential impacts thereof; the impacts of the post- COVID-19 environment and geopolitical factors such as the conflicts between Russia and Ukraine and Hamas and Israel; delay in or failure to obtain regulatory approval of the Company’s or its partners’ product candidates and successful compliance with Federal Drug Administration, European Medicines Agency and other governmental regulations applicable to product approvals; changes in the regulatory environment; the uncertainties and timing of the regulatory approval process; whether the Company can successfully market and commercialize its products; the success of the Company's relationships with its partners; the outcome of litigation; the strength and enforceability of the Company’s intellectual property rights or the rights of third parties; competition from other pharmaceutical and biotechnology companies and competition from generic entrants into the market; unexpected safety or efficacy data observed during clinical trials; clinical trial site activation or enrollment rates that are lower than expected; the risks inherent in drug development and in conducting clinical trials; risks inherent in estimates or judgments relating to the Company’s critical accounting policies, or any of the Company’s estimates or projections, which may prove to be inaccurate; unanticipated factors in addition to the foregoing that may impact the Company’s financial and business projections and may cause the Company’s actual results and outcomes to materially differ from its estimates and projections; and those risks and uncertainties identified in the “Risk Factors” sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 23, 2023, the Company’s Quarterly Reports on Form 10-Q for the quarter ended March 31, 2023, filed with the SEC on May 9, 2023, and for the quarter ended June 30, 2023, filed with the SEC on August 8, 2023, and its subsequent filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements. All forward-looking statements contained in this current report on Form 8-K speak only as of the date on which they were made. Except to the extent required by law, the Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2024
EAGLE PHARMACEUTICALS, INC.

	By:	/s/ Michael Graves
Michael Graves
Interim Principal Executive Officer